UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2015
Starbucks Corporation
(Exact name of registrant as specified in its charter)

Washington	0-20322	91-1325671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South, Seattle, Washington 98134
(Address of principal executive offices) (Zip Code)

(206) 447-1575
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 23, 2015, Starbucks Corporation (the "Company") issued a press release announcing its financial results for the quarter ended June 28, 2015. A copy of the press release is attached as Exhibit 99.1.

Item 8.01	Other Events
On July 23, 2015, the Company issued a press release announcing that its Board of Directors has authorized the repurchase by the Company of an additional 50 million shares of the Company’s common stock under its ongoing share repurchase program. This authorization has no expiration date and is in addition to the 11.0 million shares that remained available for repurchase as of June 28, 2015 under an existing authorization.
A copy of the press release announcing the share repurchase authorization is attached as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Earnings release of Starbucks Corporation dated July 23, 2015
99.2	Press release dated July 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated: July 23, 2015
	By:	/s/ Scott Maw
Scott Maw
executive vice president, chief financial officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings release of Starbucks Corporation dated July 23, 2015
99.2	Press release dated July 23, 2015